THE GABELLI BLUE CHIP VALUE FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                                               [PHOTO OF BARBARA MARCIN OMITTED]

                                                                  BARBARA MARCIN

TO OUR SHAREHOLDERS,

      The second quarter of 2000 continued the correction, which began on March 10, of some of the very high valuations in the technology and internet stocks. The Nasdaq Composite Index (Nasdaq) fell steeply at the beginning of the quarter, and was down 22% within the quarter through May 23, before rebounding to close down 13% for the quarter. Broader market measures also corrected, with the Standard & Poor's ("S&P") 500 and the Dow Jones Industrial Average down 2.7% and 4.3%, respectively. The Dow was hurt by steep declines in the most cyclical stocks, such as Alcoa (down 44%), Honeywell (down 36%), International Paper (down 30%), General Motors (down 30%) and Dupont (down 17%). And to add insult to injury, the top performer of the last decade, Microsoft, waited until it was added to the Dow before it posted its worst quarterly decline ever, down 25%! In general, investors began to pay attention to a company's current and future earnings as well as to its price. We continue to believe that only attractively valued companies, with improving cash flow and earnings, as well as the opportunity to reinvest to increase value for shareholders, will perform well in this volatile market.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, the Gabelli Blue Chip Value Fund (The "Fund") declined 1.94%, compared with losses of 2.66% and 2.40% for the S&P 500 Index and the Lipper Large Cap Value Fund Average, respectively. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. For the first half of the year, the Fund returned 4.38% versus returns of (0.43)% and (1.66)% for the S&P 500 and the Lipper Average, respectively. Since inception on August 26, 1999 through June 30 of this year, the Fund has risen 22.94%, versus returns of 7.88% and 2.33% for the S&P 500 and the Lipper Average, respectively.

      Some of the larger positions in the portfolio, which contributed positively to performance, included: Mattel (the toy company named a new Chief Executive Officer who brings strong brand experience from Kraft); UnumProvident (the disability insurer began to offer some evidence that its disability sales

INVESTMENT RESULTS(a)
--------------------------------------------------------------------------------
                                                 Quarter
                                  ----------------------------------
                                   1st       2nd      3rd        4th     Year
                                   ---       ---      ---        ---     ----
  2000:   Net Asset Value ......  $12.40   $12.16     --         --        --
          Total Return .........    6.4%    (1.9)%    --         --        --
--------------------------------------------------------------------------------
  1999:   Net Asset Value ......   --        --     $9.54      $11.65  $11.65
          Total Return .........   --        --     (2.9)%(b)   23.5%   17.8%(b)
--------------------------------------------------------------------------------



---------------------------------------------------
         Total Return - June 30, 2000 (a)
         --------------------------------
  Life of Fund (b) ............... 22.94%
---------------------------------------------------

                   Dividend History
---------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999       $0.125             $11.33

(a) Total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 26, 1999. The returns stated above cover short periods of less than one year beginning August 26, 1999 through September 30, 1999 and December 31, 1999, respectively, and may not be indicative of long term results.
--------------------------------------------------------------------------------

decline had bottomed out); US West (whose acquisition by Qwest was completed after the close of the quarter); and Providian (which reached a settlement of its aggressive marketing issues and continued to post good earnings).

      The largest sector weighting, financial services, contributed positively to performance, as many of these stocks rose from their extremely depressed first quarter prices. Leading the way were: UnumProvident; Amvescap, an asset manager; Washington Mutual, the nation's largest savings and loan; Mellon Financial, the bank and asset manager; and three diversified consumer finance companies--Household International, Associates First Capital, and Countrywide Credit.

      The Fund's large positions which posted disappointing performances included Hughes Electronics, Cendant and Gilat Satellite. Both Hughes and Gilat declined over concerns about the growth in satellite services. Cendant's share price reflects concerns over the effects of rising interest rates and a slowing economy on its hotel and real estate businesses. These three stocks are compellingly valued with good opportunities for growth ahead.

OUR APPROACH

      The Gabelli Blue Chip Value Fund seeks to invest in the common stock of companies that are temporarily out of favor, for which we can identify a catalyst or sequence of events that will return the company to a higher value. Generally these companies are: 1) in sectors that are out of favor relative to the economic or operating environment; 2) undervalued on an asset valuation basis; 3) or temporarily out of favor growth companies. Valuation remains an important predictor of future performance.

COMMENTARY

      Investors acted on concerns that the Federal Reserve (the "Fed") would push too hard on interest rates, with the accompanying risk of a severe slowdown in the economy and corporate profits. These concerns were evident in the stocks and sectors that fell dramatically in the second quarter. Companies in deeply cyclical sectors, which are vulnerable to a slower economy, suffered the most. These included basic materials (papers, chemicals and steel), capital goods and manufacturing companies. Companies in sectors dependent upon consumer spending, such as retailers, also fell. Banks performed particularly poorly, with money center banks down by 20% on average, amid worries about increasing credit problems for consumers and corporations in a much slower economy.

      Announcements about sales and earnings shortfalls contributed to the jitters, as leading companies such as Honeywell, AT&T, Xerox and Unisys announced that earnings would fall short of expectations and their share prices were beaten down. These companies offered the following reasons for their earnings shortfalls: slower sales as their customers anticipated a slowing economy; higher energy and raw material costs; higher interest rate costs; and lower earnings from their overseas operations due to the strong dollar. Investors continued the trend of the past year, severely punishing companies which didn't meet expectations and looking beyond the year 2000 to a possible slowdown in profit growth in 2001.

      By the end of the second quarter, even the Federal Reserve pointed to signs that the economy's growth was moderating, and refrained from raising interest rates at its June meeting. Whether an economic slowdown is baked in or the Federal Reserve has yet to bake it in, we will have a slower economy over the next year. We want to own companies which can earn money, generate cash flow, and have the opportunities to reinvest and grow.

LET'S TALK STOCKS

CENDANT CORP. (CD - $13.50 - NYSE) earns a fee each time a transaction occurs at one of its franchise hotels (Ramada Inns, Days Inns, Travelodge), real estate brokers (Coldwell Banker, Century 21) or at Avis, the car rental agency. The company generates strong earnings and cash flow, and has bought back 20% of its shares over the past year. These actions are good evidence of management's commitment to shareholder value. We remain confident about the company's good value and growth opportunities.

Financial  services  remains the  largest  industry  sector in the Fund.  LEHMAN
BROTHERS HOLDINGS INC. (LEH - $116.1875 - NYSE) continues to show strong earnings growth from its investment banking and brokerage operations, and continues to grow its overseas businesses. Because of its traditional bond market strength, the company still receives too large a discount to its peers, and we expect this to close over time. Providian Financial Corp. (PVN - $101.8125 - NYSE), a leading credit card company, is good at determining risks and opportunities in its customer base and continues to achieve above average growth in assets and earnings as well as expanding overseas. UnumProvident Corp. (UNM - $19.5625 - NYSE), the leading disability insurer, and Conseco Inc. (CNC - $8.00 - NYSE), a life insurer that we purchased in the second quarter, are both trading at very low valuations, reflecting current severe operating problems which we believe will be overcome.

BELL ATLANTIC CORP. (BEL - $50.1825 - NYSE) and SBC Communications Inc. (SBC - $42.75 - NYSE) are two of the former regional local telephone companies that are moving beyond regional and local business. Both of these companies will gain incremental revenues and earnings from entry into the long distance business this year and from the sale of DSL lines that offer faster Internet access. Bell Atlantic merged with GTE Corp. (GTE - $62.25 - NYSE) early in July to form Verizon Communications (VZ - NYSE).Verizon Communications has the nation's largest wireless service through Verizon Wireless, its joint venture with Vodafone. SBC has just gained approval to offer long distance in Texas and is pending approval in other states.

PARKER  HANNIFIN  CORP.  (PH - $34.75 - NYSE),  HONEYWELL  INC. (HON - $35.125 -
NYSE), ROCKWELL INTERNATIONAL CORP. (ROK - $36.6875 - NYSE), TEXTRON INC. (TXT - $59.1875 - NYSE) and EATON CORP. (ETN - $67.75 - NYSE) are industrial companies trading near historical lows amid investor fears that a slowing US economy will kill demand for their capital goods components- cyclical businesses such as construction, power, automotive, and fluid controls businesses, among others. We believe these companies represent an opportunity for three reasons: 1) they have already priced in a hard landing or recession, 2) they already have low expectations built into their earnings and 3) we see solid economic growth in most economies. These companies get a good portion of their sales abroad, and the outlooks for Europe, Asia (including Japan) and Latin America are still strengthening after the disastrous 1998 and 1999 slowdown in these regions. We believe that even with a slowing U.S. economy, these companies, which are selling for 10 to 12 times this year's profits, can continue to post improving earnings and cash flow, and have opportunities to reinvest for growth in their businesses here and overseas.

COMPAQ COMPUTER CORP. (CPQ - $27.75 - NYSE) has the opportunity to build stronger sales over the next year with new products in its personal computer and server lines. Improvements under Compaq's new leadership are poised to move beyond expenses and margins to sales in their personal computers and servers. The stock is priced for low expectations, whereas we believe that acceleration in revenue growth and a sustainable turnaround are possible, and even likely, over the next few quarters.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      Subscribe in time and join me for a chat session entitled "Finding Value in the U.S. Stock Market" on Wednesday, September 27.

IN CONCLUSION

      Today, reasonable valuations for a broad range of stocks combine with decent economic fundamentals, including a strengthening global economy. As previously discussed, we find reasonable valuations combined with the likelihood of improving earnings and cash flow in the regional phone companies and industrial companies; we also find these qualities in some of the energy companies. Looking forward, we will continue to take advantage of low prices, as investors punish companies whose short and intermediate-term outlooks get questioned. The technology area has started to offer some companies for consideration as value investments, as they have become less popular. We like technology issues. However, we are not willing to pay high prices, even for good companies, and will seek to take advantage of investors pushing some of these stocks under fair value, just as they bid them up to bubble prices in the first quarter. The positive aspect to focus on today is that there are many good companies selling at good prices. It is a great time to be a value investor.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ SIGNATURE OMITTED

                                                   BARBARA G. MARCIN, CFA
                                                   Portfolio Manager

July 14, 2000
--------------------------------------------------------------------------
                            TOP TEN HOLDINGS
                              JUNE 30, 2000
                              -------------
Cendant Corp.                           Compaq Computer Corp.
Lehman Brothers Holdings Inc.           Mattel Inc.
Providian Financial Corp.               Williams Communications Group Inc.
UnumProvident Corp.                     Conseco Inc.
General Motors Corp., Cl. H             FleetBoston Financial Corp.
  (Hughes Electronics)
---------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
    SHARES                                         COST                VALUE
    ------                                         ----                ------




              COMMON STOCKS -- 97.3%
              AEROSPACE -- 3.6%
     12,800   Raytheon Co., Cl. B ............  $  255,377           $  246,400
      7,100   Rockwell International Corp. ...     305,892              223,650
                                                ----------           ----------
                                                   561,269              470,050
                                                ----------           ----------
              AUTOMOTIVE -- 4.1%
      4,900   Ford Motor Co. .................     237,019              210,700
      5,600   General Motors Corp. ...........     454,292              325,150
                                                ----------           ----------
                                                   691,311              535,850
                                                ----------           ----------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.4%
     12,500   Delphi Automotive
               Systems Corp. .................     210,594              182,031
        642   Visteon Corp.+ .................       9,876                7,779
                                                ----------           ----------
                                                   220,470              189,810
                                                ----------           ----------
              BUSINESS SERVICES -- 4.9%
     45,700   Cendant Corp.+ .................     759,029              639,800
                                                ----------           ----------
              COMMUNICATIONS EQUIPMENT -- 3.9%
      3,200   Gilat Satellite Networks Ltd.+ .     294,494              222,000
      5,000   Motorola Inc. ..................     144,979              145,313
      4,400   Williams Communications
               Group Inc.+ ...................     162,063              146,025
                                                ----------           ----------
                                                   601,536              513,338
                                                ----------           ----------
              COMPUTER HARDWARE -- 5.7%
     19,200   Compaq Computer Corp. ..........     501,385              490,800
      2,300   International Business
               Machines Corp. ................     246,834              251,994
                                                ----------           ----------
                                                   748,219              742,794
                                                ----------           ----------
              CONSUMER PRODUCTS -- 3.3%
     32,800   Mattel Inc. ....................     397,027              432,550
                                                ----------           ----------
              DIVERSIFIED INDUSTRIAL -- 3.6%
      2,000   Eaton Corp. ....................     164,975              134,000
      6,200   Honeywell Inc. .................     234,122              208,862
      2,400   Textron Inc. ...................     140,930              130,350
                                                ----------           ----------
                                                   540,027              473,212
                                                ----------           ----------
              ELECTRONICS -- 1.2%
      1,200   Intel Corp. ....................     132,144              160,425
                                                ----------           ----------
              ENERGY AND UTILITIES -- 11.6%
      6,000   Baker Hughes Inc. ..............     172,706              192,000
      4,600   Burlington Resources Inc. ......     158,455              175,950
      6,400   Conoco Inc., Cl. A .............     160,364              140,800
      7,000   EOG Resources Inc. .............     149,475              234,500
      2,000   Exxon Mobil Corp. ..............     159,362              157,000
      2,500   Kinder Morgan Energy
               Partners LP ...................      97,800               99,844


                                                                       MARKET
     SHARES                                         COST               VALUE
     ------                                         ----               ------

      4,000   Kinder Morgan Inc. .............  $   94,269           $  138,250
      9,200   Williams Companies
               Inc. (The) ....................     358,786              383,525
                                                ----------           ----------
                                                 1,351,217            1,521,869
                                                ----------           ----------
              ENTERTAINMENT -- 1.4%
      2,800   Viacom Inc., Cl. B+ ............     140,246              190,925
                                                ----------           ----------
              EQUIPMENT AND SUPPLIES -- 1.9%
      7,300   Parker Hannifin Corp. ..........     307,659              250,025
                                                ----------           ----------
              FINANCIAL SERVICES -- 16.6%
      1,400   Affiliated Managers
               Group Inc.+ ...................      47,862               63,700
      3,400   Amvescap plc, ADR ..............     214,715              266,475
      8,000   Associates First Capital
               Corp., Cl. A ..................     170,025              178,500
      8,000   CIT Group Inc., Cl. A ..........     135,938              130,000
      4,000   Countrywide Credit
               Industries Inc. ...............     114,569              121,250
      2,000   Household International Inc. ...      84,350               83,125
      6,500   Lehman Brothers
               Holdings Inc. .................     494,300              614,656
      3,000   Paine Webber Group Inc. ........     129,940              136,500
      6,500   Providian Financial Corp. ......     531,055              585,000
                                                ----------           ----------
                                                 1,922,754            2,179,206
                                                ----------           ----------
              FINANCIAL SERVICES: BANKS -- 7.2%
      1,500   Bank of America Corp. ..........      71,325               64,500
      1,500   Chase Manhattan Corp. ..........      67,481               69,094
     10,000   FleetBoston Financial Corp. ....     368,925              340,000
      5,400   Mellon Financial Corp. .........     179,695              196,762
      9,500   Washington Mutual Inc. .........     251,194              274,312
                                                ----------           ----------
                                                   938,620              944,668
                                                ----------           ----------
              FINANCIAL SERVICES: INSURANCE -- 8.6%
     38,000   Conseco Inc. ...................     210,526              370,500
      7,100   Everest Reinsurance
               Holdings Inc. .................     183,180              233,413
     26,000   UnumProvident Corp. ............     497,919              521,625
                                                ----------           ----------
                                                   891,625            1,125,538
                                                ----------           ----------
              HEALTH CARE -- 1.8%
      4,000   American Home
               Products Corp. ................     184,813              235,000
                                                ----------           ----------
              PAPER AND FOREST PRODUCTS -- 1.0%
      1,000   Boise Cascade Corp. ............      27,738               25,875
      2,000   International Paper Co. ........      68,850               59,625
      2,000   Mead Corp. .....................      57,381               50,500
                                                ----------           ----------
                                                   153,969              136,000
                                                ----------           ----------


                 See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                         COST               VALUE
     ------                                         ----               ------


              COMMON STOCKS (CONTINUED)
              PUBLISHING -- 0.5%
        700   Dow Jones & Co. Inc. ...........  $   45,179           $   51,275
        500   New York Times Co., Cl. A ......      23,025               19,750
                                                ----------           ----------
                                                    68,204               71,025
                                                ----------           ----------
              SATELLITE -- 3.8%
      5,700   General Motors Corp., Cl. H+ ...     457,491              500,175
                                                ----------           ----------
              SPECIALTY CHEMICALS -- 3.1%
      7,000   Hercules Inc. ..................     115,475               98,437
     18,200   Lyondell Chemical Co. ..........     263,498              304,850
                                                ----------           ----------
                                                   378,973              403,287
                                                ----------           ----------
              TELECOMMUNICATIONS -- 8.1%
      2,000   AT&T Corp. .....................      69,225               63,250
      3,500   Bell Atlantic Corp. ............     183,400              177,844
      6,000   SBC Communications Inc. ........     268,113              259,500
      5,600   Sprint Corp. ...................     326,886              285,600
      3,200   US West Inc. ...................     213,157              274,400
                                                ----------           ----------
                                                 1,060,781            1,060,594
                                                ----------           ----------
              TOTAL COMMON STOCKS               12,507,384           12,776,141
                                                ----------           ----------



                                                                      MARKET
                                                   COST               VALUE
                                                   ----               ------
              TOTAL
               INVESTMENTS -- 97.3%            $12,507,384          $12,776,141
                                               ===========          ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 2.7% .................              359,896
                                                                    -----------
              NET ASSETS -- 100.0%
               (1,080,366 shares outstanding) ............          $13,136,037
                                                                    ===========
------------------------
              For Federal tax purposes:
              Aggregate cost .............................          $12,507,384
                                                                    ===========
              Gross unrealized appreciation ..............          $ 1,053,443
              Gross unrealized depreciation ..............             (784,686)
                                                                    -----------
              Net unrealized appreciation ................          $   268,757
                                                                    ===========
------------------------
+     Non-income producing security.
ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

                        THE GABELLI BLUE CHIP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $12,507,384) .. $12,776,141
   Dividends receivable ......................      12,543
   Receivable for Fund shares sold ...........   1,001,697
   Receivable for investments sold ...........      30,637
                                               -----------
   TOTAL ASSETS ..............................  13,821,018
                                               -----------
LIABILITIES:
   Payable to custodian ......................     444,741
   Payable for investment purchased ..........     210,422
   Payable for investment advisory fees ......       3,706
   Payable for distribution fees .............       3,194
   Other accrued expenses ....................      22,918
                                               -----------
   TOTAL LIABILITIES .........................     684,981
                                               -----------
   NET ASSETS applicable to 1,080,366
     shares outstanding ...................... $13,136,037
                                               ===========
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value $     1,080
   Additional paid-in capital ................  11,940,087
   Accumulated net investment loss ...........     (18,402)
   Accumulated net realized gain
     on investments ..........................     944,515
   Net unrealized appreciation
     on investments ..........................     268,757
                                               -----------
   TOTAL NET ASSETS .......................... $13,136,037
                                               ===========
NET ASSET VALUE, offering and redemption price
   per share ($13,136,037 / 1,080,366
   shares outstanding; 500,000,000 shares
   authorized of $0.001 par value) ...........      $12.16
                                                    ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
----------------------------------------------------------
INVESTMENT INCOME:
   Dividends ................................. $    75,865
   Interest ..................................      10,774
                                               -----------
   TOTAL INVESTMENT INCOME ...................      86,639
                                               -----------
EXPENSES:
   Investment advisory fees ..................      52,586
   Distribution fees .........................      13,147
   Legal and audit fees ......................      16,667
   Registration fees .........................      13,264
   Shareholder communications expenses .......      12,413
   Trustees' fees ............................       9,142
   Custodian fees ............................       5,785
   Shareholder services fees .................         772
   Miscellaneous expenses ....................         966
                                               -----------
   TOTAL EXPENSES ............................     124,742
                                               -----------
   Less: Expense reimbursements ..............     (19,701)
                                               -----------
   TOTAL NET EXPENSES ........................     105,041
                                               -----------
   NET INVESTMENT LOSS .......................     (18,402)
                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain on investments ..........     962,025
   Net change in unrealized appreciation
     on investments ..........................    (751,500)
                                               -----------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS ..........................     210,525
                                               -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ......................... $   192,123
                                               ===========









STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED
                                                              JUNE 30, 2000          PERIOD ENDED
                                                               (UNAUDITED)         DECEMBER 31, 1999+
                                                            ----------------       ------------------
OPERATIONS:
   Net investment loss .....................................  $     (18,402)        $      (8,652)
   Net realized gain on investments ........................        962,025                64,346
   Net change in unrealized appreciation on investments ....       (751,500)            1,020,257
                                                              -------------         -------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....        192,123             1,075,951
                                                              -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...................................             --               (64,346)
   In excess of net realized gain on investments ...........             --                (8,858)
                                                              -------------         -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................             --               (73,204)
                                                              -------------         -------------
SHARE TRANSACTIONS:
   Net increase in net assets from shares of beneficial
     interest transactions .................................      5,716,037             6,125,130
                                                              -------------         -------------
   NET INCREASE IN NET ASSETS ..............................      5,908,160             7,127,877
NET ASSETS:
   Beginning of period .....................................      7,227,877               100,000
                                                              -------------         -------------
   End of period ...........................................  $  13,136,037         $   7,227,877
                                                              =============         =============

--------------
+ From commencement of operations on August 26, 1999 through December 31, 1999.

                    See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Blue Chip Value Fund (the "Fund") was organized on May 13, 1999 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until August 26, 1999 other than the purchase of 10,000 shares at a cost of $100,000 by Gabelli Funds, LLC. The Fund's primary objective is long term growth of capital. The Fund commenced investment operations on August 26, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser voluntarily agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. Beginning January 1, 2000 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets. For the six months ended June 30, 2000, the Adviser reimbursed the Fund in the amount of $41,543.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $13,147, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $13,970,171 and $8,257,111, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                            SIX MONTHS ENDED                   PERIOD ENDED
                                                              JUNE 30, 2000                 DECEMBER 31, 1999+
                                                      ---------------------------        ------------------------
                                                        SHARES          AMOUNT            SHARES         AMOUNT
                                                      ---------       -----------        --------       ----------
Shares sold ....................................      1,045,045       $12,653,071         651,934       $6,533,684
Shares issued upon reinvestment of dividends ...             --                --           6,248           70,786
Shares redeemed ................................       (575,955)       (6,937,034)        (47,906)        (479,340)
                                                      ---------       -----------        --------       ----------
    Net increase ...............................        469,090       $ 5,716,037         610,276       $6,125,130
                                                      =========       ===========         =======       ==========

+ From commencement of investment operations on August 26, 1999 through December
  31, 1999.

THE GABELLI BLUE CHIP VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout the period:

                                                            SIX MONTHS ENDED
                                                              JUNE 30, 2000         PERIOD ENDED
                                                               (UNAUDITED)       DECEMBER 31, 1999+
                                                            -----------------    ------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period ..................       $11.65               $10.00
                                                                  ------               ------
    Net investment loss ...................................        (0.02)               (0.01)
    Net realized and unrealized gain on investments .......         0.53                 1.79
                                                                  ------               ------
    Total from investment operations ......................         0.51                 1.78
                                                                  ------               ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net realized gain on investments ......................           --                (0.11)
    In excess of net realized gain on investments .........           --                (0.02)
                                                                  ------               ------
    Total distributions ...................................           --                (0.13)
                                                                  ------               ------
    NET ASSET VALUE, END OF PERIOD ........................       $12.16               $11.65
                                                                  ======              =======
    Total return++ ........................................         4.4%                17.8%
                                                                  ======              =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ..................      $13,136               $7,228
    Ratio of net investment loss to average net assets (b)       (0.35)%(a)           (0.50)%(a)
    Ratio of operating expenses to average net assets (b) .        2.00%(a)             2.00%(a)
    Portfolio turnover rate ...............................          83%                  71%

--------------------------------
  + From  commencement  of  investment  operations  on August 26,  1999  through
    December 31, 1999.
 ++ Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period less than one year is not annualized.
(a) Annualized.
(b) During the six months ended June 30, 2000 and the period ended December 31, 1999, the Adviser voluntarily reimbursed certain expenses. Before reimbursement, the ratios of operating expenses to average net assets would have been 2.38% and 4.86% (annualized), respectively. Before reimbursement, the ratios of net investment loss to average net assets would have been (0.73)% and (3.36)% (annualized), respectively.

                 See accompanying notes to financial statements.

            THE GABELLI BLUE CHIP VALUE FUND

                  One Corporate Center
                Rye, New York 10580-1434
                      1-800-GABELLI
                     [1-800-422-3554]
                    FAX: 1-914-921-5118
                 HTTP://WWW.GABELLI.COM
                E-MAIL: INFO@GABELLI.COM
    (Net Asset Value may be obtained daily by calling
             1-800-GABELLI after 6:00 P.M.)

                 BOARD OF TRUSTEES

Mario J. Gabelli, CFA         Mary E. Hauck
CHAIRMAN AND CHIEF            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC. MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita           Karl Otto Pohl
ATTORNEY-AT-LAW               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.     DEUTSCHE BUNDESBANK

Vincent D. Enright            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT  MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER   LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

        OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA         Barbara G. Marcin, CFA
PRESIDENT AND CHIEF           PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert               James E. McKee
VICE PRESIDENT AND TREASURER  SECRETARY

                DISTRIBUTOR
           Gabelli & Company, Inc.

  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
     State Street Bank and Trust Company

              LEGAL COUNSEL
   Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
-------------------------------------------------------------------------------
GAB402Q200SR

                                             [PHOTO OF MARIO J. GABELLI OMITTED]

                                           THE
                                           GABELLI
                                           BLUE CHIP VALUE
                                           FUND


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000